UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2020

Bill.com Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39149	83-2661725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1810 Embarcadero Road

Palo Alto, California 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (650) 621-7700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BILL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 7, 2020, Bill.com Holdings, Inc. (the “Company”) issued a press release and will hold a conference call regarding its financial results for the third fiscal quarter ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, and the Company’s investor relations website (https://investor.bill.com) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 8.01	Other Events.

In connection with the initial public offering of the Company’s common stock (the “IPO”), all of the Company’s executive officers, directors and holders of its capital stock and securities convertible into or exchangeable for its capital stock as of the IPO entered into market standoff agreements with the Company or entered into lock-up agreements (the “lock-up”) with the underwriters that restrict their ability to sell or transfer their shares for 180 days from the date of the IPO. As described below, the lock-up will now be subject to an early release, and the shares subject to the lock-up agreements will become eligible for sale into the public market on May 26, 2020.

The 180-day lock-up period was originally scheduled to end on June 8, 2020, which falls within the Company’s quarterly blackout period that commences at the close of trading on June 5, 2020. Therefore, in accordance with the lock-up agreements with the underwriters, the shares subject to the lock-up agreements will be released earlier than 180 days and become eligible for immediate sale in the public market, at the open of trading on May 26, 2020, subject to trading limitations on shares held by the Company’s affiliates and applicable securities laws, restrictions under the Company’s insider trading policy and continued vesting of any unvested equity awards as of such date. The Company will also release its market standoff agreements when the restricted period expires.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated May 7, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL.COM HOLDINGS, INC.

Date: May 7, 2020	By:	/s/ John Rettig
John Rettig Chief Financial Officer and Executive Vice President, Finance and Operations